EXHIBIT 99(b)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

Year Ended December 31, 1997
(in thousands except earnings per share)

                                                                              Howard S. Leight &              Comasec
                                                                                Associates, Inc.           Holdings, Inc.
                                                    Bacou USA, Inc.             and Subsidiaries           and Subsidiary
                                                      Year Ended                  Year Ended             Five Months Ended
                                                   December 31, 1997          December 31, 1997            May 31, 1997
                                                   -----------------          -----------------            ------------
Net sales                                          $         130,869          $       46,493              $      12,636

Cost of sales                                      $          64,467          $       19,694              $       7,085
                                                   -----------------          ----------------            -------------

     Gross profit                                  $          66,402          $       26,799              $       5,551

Operating expenses:
  Selling                                          $          21,658          $        7,051              $       1,903
  General and administrative                       $          11,184          $        9,321              $       1,299
  Purchased in-process research and
       development                                 $           3,721          $            -              $           -
  Research and development                         $           1,110          $            -              $         577
  Amortization of intangibles                      $           4,095          $            -              $           -
                                                   -----------------          --------------              -------------

     Total operating expenses                      $          41,768          $       16,372              $       3,779
                                                   -----------------          --------------              -------------

     Operating income                              $          24,634          $       10,427              $       1,772

Other expense (income):
  Net interest expense (income)                    $            (216)         $          302                         -
  Net other expense (income)                       $            (160)         $           43              $         190
                                                   -----------------          --------------              -------------

       Other expense (income), net                 $            (376)         $          345              $         190
                                                   -----------------          --------------              -------------
       Income from continuing operations
         before income taxes                       $          25,010          $       10,082              $       1,582

Income taxes                                       $          10,588          $           70              $         729
                                                   -----------------          --------------              -------------

Net income from continuing operations              $          14,422          $       10,012              $         853
                                                   =================          ==============              =============

Basic earnings per share                           $            0.83
                                                   =================

Diluted earnings per share                         $            0.83
                                                   =================

Weighted average shares outstanding:
     Basic                                                    17,383
     Diluted                                                  17,410

                                                       Howard S. Leight &                    Comasec
                                                       Associates, Inc.                   Holdings, Inc.
                                                       and Subsidiaries                  and Subsidiary
                                                          Pro Forma                        Pro Forma                  Pro Forma
                                                         Adjustments        Ref.          Adjustments     Ref.       As Adjusted
                                                     --------------------   ----        --------------    ----       -----------
Net sales                                            $                  -               $          (53)    (7)       $   189,945

Cost of sales                                        $               (944)  (1)         $           (6)    (8)       $    90,296
                                                     --------------------               --------------               -----------

     Gross profit                                    $                944               $          (47)              $    99,649

Operating expenses:
  Selling                                                                                                            $    30,612
  General and administrative                         $             (2,675)  (2)         $          (35)    (9)       $    19,094
  Purchased in-process research and                                                                                  $         -
       development                                                                                                   $     3,721
  Research and development                           $                423   (3)                                      $     2,110
  Amortization of intangibles                        $              3,576   (4)         $          281    (10)       $     7,952
                                                     --------------------               --------------               -----------

     Total operating expenses                        $              1,324               $          246               $    63,489
                                                     --------------------               --------------               -----------

     Operating income                                $               (380)              $         (293)              $    36,160

Other expense (income):
  Net interest expense (income)                      $              7,747   (5)         $          740    (11)       $     8,573
  Net other expense (income)                         $                  -               $         (180)   (12)       $      (107)
                                                     --------------------               --------------               -----------

       Other expense (income), net                   $              7,747               $          560               $     8,466
                                                     --------------------               --------------               -----------

       Income from continuing operations
         before income taxes                         $             (8,127)              $         (853)              $    27,694

Income taxes                                         $                692   (6)         $         (452)   (13)       $    11,627
                                                     --------------------               --------------               -----------

Net income from continuing operations                $             (8,819)              $         (401)              $    16,067
                                                     ====================               ==============               ===========

Basic earnings per share                                                                                             $      0.92
                                                                                                                     ===========

Diluted earnings per share                                                                                           $      0.92
                                                                                                                     ===========
Weighted average shares outstanding:
     Basic                                                                                                                17,383
     Diluted                                                                                                              17,410

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

Notes to Unaudited Pro Forma Consolidated Statement of Income
Year Ended December 31, 1997
(in thousands)

COST OF SALES:
(1)  To remove the salary of an employee terminated as a result of the Leight Acquisition.                      $    (61)

      To reclassify the cost of the research and development department from
cost of sales to a separate category of operating expense.                                                      $   (423)

      To reverse historical depreciation and include revised depreciation based upon the expected useful lives and fair value of property and equipment acquired in connection with the Leight Acquisition as follows:

       Remove old depreciation amount                                                                           $   (788)
                                                                                                                --------

       Add new depreciation amount:
                                                                                            COST       DEPRECIATION
                                                                                        ------------   ------------
               Land                                                                     $    998       $         -
               Land improvements (used 75% in manufacturing)  Useful life of 10 years   $    200       $        15
               Building (used 75% in manufacturing)           Useful life of 40 years   $  5,325       $       100
               Machinery and equipment                        Useful life of 10 years   $  2,130       $       213
                                                                                                       -----------

               New depreciation                                                                        $       328
                                                                                                       -----------

               Net depreciation adjustment                                                                      $   (460)
                                                                                                                --------

Decrease in cost of sales                                                                                                $    (944)
                                                                                                                         =========



GENERAL AND ADMINISTRATIVE EXPENSE:
(2)  To remove the salaries of employees, including Howard S. Leight, terminated
      as a result of the Leight Acquisition.                                                      $ (1,699)

     To remove the costs of certain equipment rentals and the related
maintenance and operating expenses on that equipment not acquired.                                $ (1,108)

     To record estimated additional expenses to be incurred as a result of the
removal of the equipment rented above.                                                            $    250

     To record the reductions in executive salaries realized because of new employment contracts with modified incentive programs. For purposes of this adjustment the assumption has been made that the maximum amount of the incentive
will be earned.                                                                                   $   (415)

     To record the annual obligation incurred under a consulting agreement with
Howard S. Leight.  This amount includes a direct annual payment of $200 plus the amortization over the term of the agreement of the fair value of stock
options granted to the consultant and immediately vested.                                         $    270


Notes to Unaudited Pro Forma Consolidated Statement of Income
Year Ended December 31, 1997
(in thousands)




      To reverse historical depreciation and include revised depreciation based upon the expected useful lives and fair value of property and equipment acquired in connection with the Leight Acquisition as follows:

   Remove old depreciation amount                                                      $   (201)
                                                                                       --------

   Add new depreciation amount:
                                                                                  COST     DEPRECIATION
                                                                               --------    ------------
      Land                                                                     $    998    $         -
      Land improvements (used 25% in administration)  Useful life of 10 years  $    200    $         5
      Building (used 25% in administration)           Useful life of 40 years  $  5,325    $        33
      Furniture and fixtures                          Useful life of  7 years  $    651    $        93
      Computer equipment                              Useful life of  3 years  $    198    $        66
      Vehicles                                        Useful life of  3 years  $     94    $        31
                                                                                           -----------

      New depreciation                                                                     $       228
                                                                                           -----------

      Net depreciation adjustment                                                                     $     27
                                                                                                      --------

Decrease in general and administrative expenses                                                                $ (2,675)
                                                                                                               =========

RESEARCH AND DEVELOPMENT EXPENSE:
(3)  To reclassify the cost of the research and development department from cost
      of sales to a separate category of operating expense:                                                    $    423
                                                                                                               ========

AMORTIZATION OF INTANGIBLES:
(4) To record amortization expense based upon the expected useful lives and fair value of intangible assets acquired in connection with the Leight Acquisition as follows:

                                                                                  COST     AMORTIZATION
                                                                               ----------   ------------
               Goodwill                               Useful life of 30 years  $   12,435    $       414
               Core technology                        Useful life of 20 years  $    9,086    $       454
               Current products and technology        Useful life of 30 years  $   75,717    $     2,524
               Other intangible assets                Useful life of 10 years  $      658    $        66
               Other intangible assets                Useful life of 30 years  $    3,542    $       118
                                                                               ----------    -----------

               Totals                                                          $  101,438    $     3,576
                                                                               ==========    ===========

New amortization amount                                                                                        $  3,576
                                                                                                               ========

INTEREST EXPENSE:
(5) To record interest expense on the portion of the acquisition price financed with bank borrowings. The interest rate will be set quarterly at an effective rate equal to LIBOR plus 0.5%.

               Amount of indebtedness                                                        $  125,900
               Assumed interest rate on indebtedness                                             6.1532%
                                                                                             ----------
               Interest expense                                                                                $  7,747
                                                                                                               ========


Notes to Unaudited Pro Forma Consolidated Statement of Income
Year Ended December 31, 1997
(in thousands)

                                  ADJUSTMENTS                                           DETAIL                   TOTAL
                                  -----------                                    --------------------------    ----------


INCOME TAXES:

(6)  To record the income tax expense on the income reported by Howard S. Leight
     & Associates, Inc. if the income was to be taxed at a rate of 38%. This rate reflects the federal statutory rate of 35% plus the effect of state and local income taxes, less the income tax paid by Howard S. Leight &
     Associates, Inc.                                                                              $ 3,761

     To record the income tax effect of the pro forma adjustments at a rate of
     38%. This rate is based upon a federal statutory rate equal to 35% plus the
     effect of state and local income taxes.                                                      $ (3,069)
                                                                                                  --------

Increase in income taxes                                                                                       $    692
                                                                                                               =========

Notes to Unaudited Pro Forma Consolidated Statement of Income
Year Ended December 31, 1997
(in thousands)


SALES:
(7)  To reclassify sales discounts from other expense to sales.                                                          $     (53)
                                                                                                                         =========

COST OF SALES:
(8)  To reclassify purchase discounts from other expense to cost of sales.                                      $   (34)

      To reverse historical depreciation and include revised depreciation based upon the expected useful lives and fair value of property and equipment acquired in connection with the Survivair Acquisition as follows:

       Remove old depreciation amount                                                              $  (210)
                                                                                                   -------

       Add new depreciation amount:
                                                                                       COST        DEPRECIATION
                                                                                  --------------   ------------
          Leasehold improvements                        Useful life of 11 years   $          566   $         21
          Machinery and equipment                       Useful life of 11 years   $        2,570   $         97
          Tooling and molds                             Useful life of  7 years   $        1,998   $        120
                                                                                                   ------------

          New depreciation                                                                         $        238
                                                                                                   ------------

          Net depreciation adjustment                                                                           $    28
                                                                                                                -------

Decrease in cost of sales                                                                                                $      (6)
                                                                                                                         =========

GENERAL AND ADMINISTRATIVE EXPENSE:
(9)  To reclassify amortization expense from operating expense.                                                 $   (12)

      To reverse historical depreciation and include revised depreciation based upon the expected useful lives and fair value of property and equipment acquired in connection with the Survivair Acquisition as follows:

       Remove old depreciation amount                                                              $        (65)
                                                                                                   ------------

       Add new depreciation amount:
                                                                                     COST          DEPRECIATION
                                                                                  --------------   ------------
          Leasehold improvements                        Useful life of 11 years  $          189   $          7
          Furniture and fixtures                        Useful life of  9 years  $          184   $          9
          Computer equipment                            Useful life of  2 years  $          125   $         26
                                                                                                   ------------

          New depreciation                                                                         $         42
                                                                                                   ------------

          Net depreciation adjustment                                                                           $   (23)
                                                                                                                -------

Decrease in general and administrative expense                                                                           $     (35)
                                                                                                                         =========


Notes to Unaudited Pro Forma Consolidated Statement of Income
Year Ended December 31, 1997
(in thousands)


AMORTIZATION OF INTANGIBLES:
(10) To record amortization expense based upon the expected useful lives and fair value of intangible assets acquired in connection with the Survivair Acquisition as follows:

                                                                                        COST       AMORTIZATION
                                                                                  --------------   ------------
          Goodwill                                     Useful life of 40 years    $       11,700   $        122
          Patents                                      Useful life of 15 years    $        1,500   $         42
          Acquired technology                          Useful life of 10 years    $        2,800   $        117
                                                                                  --------------   ------------

          Totals                                                                  $       16,000   $        281
                                                                                  ==============   ------------

New amortization amount                                                                                         $    281

     To reclassify amortization expense from operating expense.                                                 $     12

     Remove old amortization amount                                                                             $    (12)
                                                                                                                --------

Increase in amortization expense                                                                                         $    281
                                                                                                                         ========

INTEREST EXPENSE:
(11) To record interest expense on the portion of the acquisition price financed with bank borrowings. The interest rate will be set quarterly at an effective rate equal to LIBOR plus 0.7%.

          Amount of indebtedness                                                                   $     27,350
          Assumed interest rate on indebtedness                                                             6.4%
                                                                                                            ---

          Interest expense                                                                                      $    729

       To reclassify interest expense from net other expense                                                    $     11
                                                                                                                --------

Increase in interest expense                                                                                             $    740
                                                                                                                         ========

NET OTHER EXPENSE:
(12)  To reclassify sales discounts from other expense to sales.                                                $    (53)

      To reclassify purchase discounts from other expense to cost of sales.                                     $     34

      To reclassify interest expense from net other expense                                                     $     11

      To remove transaction related expenses charged to operations.                                             $   (172)
                                                                                                                --------

Decrease in other expense                                                                                                $   (180)
                                                                                                                         ========

INCOME TAXES:
(13)  To record the income tax benefit on the income reported by Comasec
      Holdings Inc. & Subsidiary if the income was to be taxed at a rate of 38%.
      This rate reflects the federal statutory rate of 35% plus the effect of state and local income taxes, less the income tax paid by Comasec Holdings
      Inc. & Subsidiary.                                                                                        $   (128)

      To record the income tax effect of the pro forma adjustments at a rate of
      38%. This rate is based upon a federal statutory rate equal to 35% plus
      the effect of state and local income taxes.                                                               $   (324)
                                                                                                                ---------

Decrease in income taxes                                                                                                 $   (452)
                                                                                                                         ========



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